THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“THE ACT”) OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE (THE “LAWS”).  THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION AND QUALIFICATION OF THESE SECURITIES UNDER THE ACT AND THE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND THE LAWS.

WARRANT AGREEMENT

THIS WARRANT AGREEMENT (this “Agreement”) is entered into and effective as of the effective date shown on Exhibit B (the “Effective Date”), by and between BillMyParents, Inc., a Colorado corporation (the “Company”), and the Warrantholder shown on Exhibit A (“Warrantholder”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the Company and the Warrantholder certify and agree as follows:

1.

Grant of the Right to Purchase Stock.  For value received, the Company hereby grants to Warrantholder, and Warrantholder is entitled to, upon the terms and subject to the conditions set forth in this Agreement, a warrant (the “Warrant”) to purchase from the Company, at Warrantholder’s option, the number of shares (the “Number of Shares”) of the Company’s Common Stock at the purchase price set forth on Exhibit A (the “Exercise Price”). For purposes of this Warrant, the Common Stock described herein shall be referred to as the “Shares”.

2.

Exercise Period.  Commencing immediately, the Warrant may be exercised with respect to all or a portion of the Shares, and shall be exercisable during the term of the Warrant which expires on the expiration date (the “Expiration Date”) shown on Exhibit A, after which date this Warrant shall terminate as to any unexercised portion hereof.

3.

Exercise of the Purchase Rights.  Subject to this Agreement, the purchase rights set forth in this Agreement are exercisable by Warrantholder at any time prior to the expiration of the applicable term set forth in Section 2, by tendering to the Company at its principal office a notice of exercise in the form attached to this Agreement as Exhibit B (the “Notice of Exercise”), duly completed and executed, together with a cashier’s check or wire transfer (or other mode of payment acceptable to the Company) in the amount of the aggregate purchase price of the Shares to be purchased, together with all applicable transfer taxes, if any; provided, however, in no event may Warrantholder exercise less than lesser of the minimum share exercise quantity (the “Minimum Share Exercise Quantity”) as shown on Exhibit A or the number of unexercised Shares in any single Notice of Exercise.  Upon receipt of the Notice of Exercise and the payment of the purchase price therefore, the Company shall issue to Warrantholder a share certificate for the number of Shares purchased.

4.

Reservation of Shares.  The Company shall at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights to purchase the Shares as provided in this Agreement.

5.

No Rights as Shareholder.  This Agreement does not entitle Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the issuance of a stock certificate representing the Shares.

6.

Warrant Nontransferable.  The Warrant may not be sold, pledged, assigned or transferred in any manner without the written consent of the Company.

7.

Adjustments of Warrant Price and Number of Shares.  The number and character of Shares issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefore, are subject to adjustment upon the occurrence of the following events:

(a)

Adjustment for Reclassification, Reorganization or Merger.  In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) on or after the date hereof, or in case, after such date, the Company (or any such other corporation) shall merge with or into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraph (b) hereof; in such case, the terms of this Section 7(a) shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

(b)

Adjustment for Stock Splits, Stock Dividends, Recapitalization, etc.  The Warrant Price of this Warrant and the number of Shares issuable upon exercise of this Warrant shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding Shares that occurs after the date of the Warrant.

8.

Other Adjustments.  Except as provided in Section 7, no adjustment on account of dividends or interest on Common Stock as the case may be, will be made upon the exercise hereof.

9.

No Fractional Shares.  No fractional shares of Common Stock will be issued in connection with any exercise hereunder.  In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of common stock on the date of exercise, as determined in good faith by the Company’s Board of Directors

10.

Representations and Warranties of Warrantholder.  The Warrantholder represents and warrants as follows:

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The Warrantholder understands that the Company has limited business operations and revenues to date.  The Warrantholder has had adequate opportunity to obtain publicly available information concerning the business of the Company.  The Company has not nor does it have any obligation to disclose any material non-public information to Warrantholder, nor will the Company have any obligation to update Warrantholder with any material non-public information of which it may become aware after the date hereof.  The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, is able to bear the risks of an investment in the Company and understands the risks of, and other considerations relating to, the purchase of its Securities.

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Any Securities to be acquired hereunder are being acquired by the Warrantholder for the Warrantholder's own account for investment purposes only and not with a view to resale or distribution.

(c)

Warrantholder either has a pre-existing personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of Warrantholder’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with any purchase of the Company’s Securities.

(d)

Warrantholder is not aware of the publication of any advertisement in connection with the offer or sale of the Securities.

(e)

The Warrantholder understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), the securities laws of any state thereof or the securities laws of any other jurisdiction, nor is such registration contemplated.  The Warrantholder understands and agrees further that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act and appropriate state securities laws or an exemption from registration under the Securities Act and appropriate state securities laws covering the sale of the Securities as applicable, is available.  The Warrantholder understands that legends stating that the Securities has not been registered under the Securities Act and state securities laws and setting out or referring to the restrictions on the transferability and resale of the Securities will be placed on the certificates representing the Securities.  The Warrantholder's overall commitment to the Company and other investments that are not readily marketable is not disproportionate to the Warrantholder's net worth and the Warrantholder has no need for immediate liquidity in the Warrantholder's investment in the Company.

(f)

The Warrantholder has had the opportunity to review the Company’s public reports filed with the Securities and Exchange Commission (the “SEC Filings”).  The Warrantholder has not been furnished any literature other than the SEC Filings and is not relying on any information, representation or warranty by the Company or any of its affiliates or agents, other than information contained in the SEC Filings, in determining whether to purchase any of the Company’s Securities.

(g)

The Warrantholder understands that certain forward-looking statements that may be contained in the SEC Filings by their nature involve significant elements of subjective judgment and analysis that may or may not be correct; that there can be no assurance that such forward-looking statements will be accurate; and that such forward-looking statements should not be relied on as a promise or representation of the future performance of the Company.

(h)

The Warrantholder has consulted to the extent deemed appropriate by the Warrantholder with the Warrantholder's own advisers as to the financial, tax, legal and related matters concerning an investment in the Company and on that basis believes that an investment in the Company is suitable and appropriate for the Warrantholder.

(i)

If the Warrantholder is a natural person, he or she has the legal capacity and all requisite authority to purchase the Securities and to perform all the obligations required to be performed by the Warrantholder hereunder.  If the Warrantholder is a corporation, partnership, trust or other entity, it is authorized to purchase the Securities and otherwise to comply with its obligations under this Agreement.  The person signing this Agreement on behalf of such entity is duly authorized by such entity to do so.  Such execution, delivery and compliance by or on behalf of the Warrantholder does not conflict with, or constitute a default under, any instruments to which the Warrantholder is bound, any law, regulation or order to which the Warrantholder is subject, or any agreement to which the Warrantholder is a party or by which the Warrantholder is or may be bound.

(j)

The principal residence of the Warrantholder is in the jurisdiction indicated below the Warrantholder's signature hereto, or if the Warrantholder is a corporation, partnership, trust or other entity, such Warrantholder is organized and qualified under the law of the state indicated below.

(k)

The Warrantholder acknowledges that legal counsel to the Company does not represent any Warrantholder, and that legal counsel to the Company shall owe no duties directly to that Warrantholder.  The Warrantholder acknowledges that legal counsel to the Company has not represented the interests of Warrantholder, or any documents or agreements related to the investment, including this Agreement.  The Warrantholder represents and warrants that it has not revealed or disclosed any confidential information to legal counsel to the Company, and that Warrantholder has either engaged independent legal counsel to represent them with respect to the investment, or has had the opportunity to do so.

(l)

The Warrantholder is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act.

11.

Tax Issues.

Warrantholder acknowledges that Company has given Warrantholder no tax advice regarding the Warrant.

12.

Market Stand-Off.

12.1

In connection with any underwritten public offering by the Company or its successor of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including an initial public offering, the Warrantholder shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any of the Company’s (or its successor’s) equity securities without the prior written consent of the Company and its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed one hundred eighty (180) days.  This Section 12 shall only remain in effect for the two (2) year period immediately following the effective date of the Company’s initial public offering and shall thereafter terminate.

12.2

Notwithstanding the foregoing, the Warrantholder shall be subject to the market stand-off provisions of this Section 12 only if the executive officers of the Company are also subject to similar arrangements.

12.3

In order to enforce the provisions of this Section 12, the Company (or its successor) may impose stop-transfer instructions with respect to the Company’s equity securities, including the Shares, until the end of the applicable stand-off period.

13.

Representations and Warranties.  The Company hereby represents and warrants, to and for the benefit of the Warrantholder, as follows:

13.1

Company Duly Organized.  Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Colorado and has all necessary power and authority to perform its obligations under this Warrant;

13.2

Warrant Duly Authorized.  The execution, delivery and performance of this Warrant has been duly authorized by all necessary actions on the part of Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

13.3

No Conflicts.  This Warrant does not violate and is not in conflict with any of the provisions of the Company’s Articles of Incorporation or Bylaws; and

13.4

Issuance of Shares.  The Company covenants that all Shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be duly authorized, validly issued, fully paid and nonassessable and free from all liens and charges in respect of the issue thereof.  The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for securities of the Company upon the exercise of this Warrant.

14.

Miscellaneous.

14.1

Governing Law.  This Agreement is made in San Diego County, California, and it shall be construed exclusively in accordance with and governed in all respects by the laws of the State of California without regard to California’s conflict-of-law provisions.  All parties hereby consent to the exclusive venue and jurisdiction of the federal and state courts located in San Diego County, California for any and all claims arising from or related to this Agreement.

14.2

Entire Agreement.  This Agreement constitutes the final, complete and exclusive agreement between the parties pertaining to the subject of this Agreement, and supersedes all prior and contemporaneous agreements.  None of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding unless executed in writing by the party making the waiver.  Any changes or supplements to this Agreement must be in writing and signed by both of the parties.

14.3

Assignment.  This Agreement shall be binding on, and shall inure to the benefit of, the parties and their respective heirs, legal representatives, successors and permitted assigns.  Any assignment of the Warrant by Warrantholder shall be subject to receipt of the prior written consent of the Company and the assignee agreeing to all of the representations, warranties and covenants contained herein.

14.4

Notices, Etc.  All notices, requests, demands or other communications that are required or permitted under this Agreement shall be in writing and shall be deemed to have been given at the earlier of the date when actually delivered to a party or three (3) days after being deposited in the United States mail, postage prepaid, return receipt requested, and addressed as follows, unless and until any of such parties notifies the others in accordance with this Section of a change of address:

The “Company”:

BillMyParents, Inc.

6440 Lusk Blvd., Suite 200

San Diego, CA 92121

Attention: Chief Financial Officer

“Warrantholder”:

See Exhibit A

14.5

Cost and Expenses of Enforcement.  If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, the successful or prevailing party or parties shall be entitled to recover attorneys’ fees and other costs incurred in or associated with that action or proceeding, in addition to any other relief to which such party may be entitled.

14.6

Severability.  In the event that any one or more of the provisions contained in this Agreement or in any other document referenced in this Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such document.

14.7

Time is of the Essence.  Time is of the essence in construing each provision of this Agreement.

14.8

Interpretation.  The headings set forth in this Agreement are for convenience only and shall not be used in interpreting this Agreement.  The parties acknowledge that each party has reviewed and revised, or have had an opportunity to review and revise, this Agreement.  Therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

14.9

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  A faxed signature shall be as valid as an originally executed signature.

IN WITNESS WHEREOF, the parties have caused this Warrant Agreement to be executed as of the Effective Date.

BillMyParents, Inc.,

By:  /s/ Jonathan Shultz

        Jonathan Shultz, Chief Financial Officer

Warrantholder

/s/ Rob DeSantis

EXHIBIT A

WARRANT TERMS

Effective Date:

March 26, 2012

Warrantholder (including address):

Rob DeSantis

Number of Shares:

10,000,000

Vesting Provisions:

416,682 shares vest on the one month anniversary of the Effective Date and 416,666 shares vest on each of the second through twenty-fourth months’ anniversary of the Effective Date for as long as the Warrantholder remains a member of the Company’s Board of Directors.

Exercise Price:

$0.40

Expiration Date:

Five years from the effective date.

Minimum Share Exercise Quantity:

50,000

Other Provisions:

None

IN WITNESS WHEREOF, the parties agree to the terms shown on this Exhibit A.

BillMyParents, Inc.,

By:  /s/ Jonathan Shultz

        Jonathan Shultz, Chief Financial Officer

Warrantholder

/s/ Rob DeSantis

ADDENDUM TO EXHIBT A WARRANT TERMS

This addendum to the accompanying warrant supplements such warrant as follows.

With respect to vesting of the shares eligible for purchase under the warrant, all shares immediately vest in the event of any consolidation or merger of the Company with or into any other corporation or other entity or person (the “Purchaser”) in which the shareholders of the Company prior to such consolidation or merger (but excluding any ownership by the Purchaser) own less than fifty percent (50%) of the Company's voting power immediately after such consolidation or merger (excluding any consolidation or merger effected exclusively to change the domicile of the Company) or a sale of all or substantially all of the assets of the Company.

Exhibit B

Notice of Exercise

To:

Chief Financial Officer

BillMyParents, Inc.

(1)

The undersigned Warrantholder (“Warrantholder”) hereby elects to purchase ____________________ (_______) shares of the Common Stock of BillMyParents, Inc., a Colorado corporation (the “Company”), pursuant to the terms of the Warrant Agreement dated as of ______________ (the “Warrant Agreement”) between the Company and Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(2)

In exercising Warrantholder’s rights to purchase the Common Stock of the Company, the undersigned hereby confirms and acknowledges the representations made in Section 10 of the Warrant Agreement.

(3)

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below.

___________________________________

(Name)

___________________________________

(Address)

WARRANTHOLDER

By:  ________________________________

Name: ______________________________

Date: _______________________________